UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2006

Deerfield Triarc Capital Corp.
(Exact Name of Registrant as Specified in its Charter)

MD	001-32551	20-2008622
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6250 North River Road Rosemont, IL	60018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (773) 380-1600

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

          Deerfield Triarc Capital Corp. (the “Company”) has posted on its website (www.deerfieldtriarc.com) an investor slide presentation, under the Stockholder Information section under Presentations and Supplemental Information. The slide presentation is furnished as Exhibit 99.1 to this Current Report.

          The information in this Current Report, including the Exhibit hereto, is being furnished, not filed, pursuant to Regulation FD. The information in this Current Report, including the Exhibit hereto, shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report, including the Exhibit hereto, is not intended to, and does not, constitute a determination or admission that the information in this Current Report, including the Exhibit hereto, is material, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits

          (d) Exhibits.

          99.1 Slide presentation of Deerfield Triarc Capital Corp. of October 2006.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Deerfield Triarc Capital Corp.
(Registrant)

Date: October 4, 2006	By:	/s/ Richard G. Smith

Senior V.P., Chief Financial Officer and Treasurer